UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):

July 31, 2020

NEXTGEN HEALTHCARE, INC.

(Exact name of Registrant as Specified in Its Charter)

California	001-12537	95-2888568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18111 Von Karman Avenue, Suite 800 Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 255-2600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01)	NXGN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 31, 2020, NextGen Healthcare, Inc. (the “Company”) notified The Nasdaq Stock Market (“Nasdaq”) that James C. Malone does not qualify as an “Independent Director” under Nasdaq Rule 5605(a)(2)(F) due to his son’s promotion to partner at PricewaterhouseCoopers LLP (“PwC”) on July 1, 2020 and has resigned from the audit and compensation committees of the Company’s board of directors (the “Board”) on July 29, 2020. PwC serves as the Company’s independent registered public accounting firm. On July 29, 2020, the Board accepted the resignation of Mr. Malone from the audit and compensation committees. Mr. Malone remains a member of the Board, but in a non-independent capacity and with no committee memberships.

The Board appointed Julie Klapstein as a member of the audit committee on July 29, 2020, following the resignation of Mr. Malone from the audit committee. The Board, along with the nominating and governance committee, determined that Ms. Klapstein is independent under Nasdaq Rule 5605(a)(2) and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, and satisfies the applicable Nasdaq rules for audit committee membership.

The Board appointed Morris Panner as a member of the compensation committee, effective on July 29, 2020, following the resignation of Mr. Malone from the compensation committee. The Board, along with the nominating and governance committee, determined that Mr. Panner is independent under Nasdaq Rule 5605(a)(2), including consideration of the additional factors relevant for compensation committee members, and satisfies the applicable Nasdaq rules for compensation committee membership.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2020	NEXTGEN HEALTHCARE, INC.

	By:	/s/ James R. Arnold, Jr.
James R. Arnold, Jr.
Chief Financial Officer